                         METROPOLITAN SERIES FUND, INC.

                             SUB-ITEM 77Q1 EXHIBITS

In response to Sub-Item 77Q1(e), the following Advisory and Sub-Advisory Agreements were either adopted or amended, and such agreements are attached herewith as follows:

ADVISORY AGREEMENTS
-------------------

         PORTFOLIOS:

         Met/Artisan Mid Cap Value Portfolio                Exhibit 77Q1(e)(i)

SUB-ADVISORY AGREEMENTS
-----------------------

         PORTFOLIOS:

         Davis Venture Value Portfolio                      Exhibit 77Q1(e)(ii)
         Loomis Sayles Small Cap Growth Portfolio           Exhibit 77Q1(e)(iii)
         Met/Artisan Mid Cap Value Portfolio                Exhibit 77Q1(e)(iv)
         Neuberger Berman Mid Cap Value Portfolio           Exhibit 77Q1(e)(v)

                                                              Exhibit 77Q1(e)(i)

                         METROPOLITAN SERIES FUND, INC.

                     AMENDED AND RESTATED ADVISORY AGREEMENT
                      (MET/ARTISAN MID CAP VALUE PORTFOLIO)

     AGREEMENT made this 1st day of May, 2009 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund") with respect to its Met/Artisan Mid Cap value Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

     WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services;

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

          (d) registration, filing and other fees in connection with requirements or regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.82% of the first $1 billion of average net assets and 0.78% on average net assets over $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment;

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


METROPOLITAN SERIES FUND, INC.,         METLIFE ADVISERS, LLC
on behalf of its Met/Artisan Mid
Cap Value  Portfolio


By: /s/ Jeffrey L. Bernier              By: /s/ Jeffrey L. Bernier
    ----------------------------------      -----------------------------------
    Jeffrey L. Bernier                      Jeffrey L. Bernier
    Senior Vice President                   Senior Vice President

                                                             Exhibit 77Q1(e)(ii)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 3
                                     TO THE
                              SUBADVISORY AGREEMENT
                         (DAVIS VENTURE VALUE PORTFOLIO)

     AMENDMENT made this 24th day of February 2009 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), Davis Selected Advisers, L.P., a Delaware limited partnership (the "Subadviser"), and Davis Selected Advisers - NY, Inc., a Delaware corporation ("DSA-NY"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF SUBADVISER

     Pursuant to Paragraph 11 of the Agreement, the compensation of the Subadviser referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

     7. Compensation of the Subadviser. As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.400% of the first $50 million of the average daily net assets of the Portfolio, 0.350% of the next $450 million of such assets, 0.300% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Fund, however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2. SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

     This Amendment shall be effective May 1, 2009 and the fee reduction will be retroactive to January 1, 2009.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.


                                    METLIFE ADVISERS, LLC


                                        By:  /s/ Jeffrey L. Bernier
                                            ------------------------------------
                                            Name: Jeffrey L. Bernier
                                            Title: Senior Vice President


                                    DAVIS SELECTED ADVISERS, L.P.
                                    By: Davis Investments, LLC, Inc., as General
                                        Partner


                                        By: /s/ Kenneth C. Eich
                                            ------------------------------------
                                            Name: Kenneth C. Eich
                                            Title: Chief Operating Officer


                                    DAVIS SELECTED ADVISERS - NY, INC.


                                        By: /s/ Thomas Tays
                                            ------------------------------------
                                            Name: Thomas Tays
                                            Title: Vice President

                                                            Exhibit 77Q1(e)(iii)

                         METROPOLITAN SERIES FUND, INC.

                             SUB-ADVISORY AGREEMENT
                   (LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO)

This Sub-Advisory Agreement (this "Agreement") is entered into as of January 5, 2009 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager") and Loomis, Sayles & Company, L.P. a Delaware Limited partnership (the "Subadviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2001, (the "Advisory Agreement") with METROPOLITAN SERIES FUND, INC. (the "Fund"), pursuant to which the Manager provides portfolio management and administrative services to the Loomis Sayles Small Cap Growth Portfolio of the Fund (the "Portfolio");

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

     WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

     1. Sub-Advisory Services.
        ---------------------

          a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with
     (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Fund's Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

          b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments that are directly related to the Portfolio and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

          c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and as amended from time to time and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio;

          d. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

          e. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.

          f. As the delegate of the Directors of the Fund, the Subadviser shall be responsible for providing reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable.

          g. The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the prospectus. Application of this provision will not apply where the above-described changes can be implemented through annual updates or revisions otherwise required of the Manager but not prompted solely as a result of actions taken by the Subadviser.

     2. Obligations of the Manager.
        --------------------------

          a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

          b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

          c. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     3. Custodian. The assets of the Portfolio shall be maintained in the
        ---------
custody of an eligible custodian (the "Custodian") identified in, and in accordance with the terms and conditions of, a custody agreement (the "Custody Agreement") (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form as required by the Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

     4. Expenses. Except for expenses specifically assumed or agreed to be paid
        --------
by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     5. Purchase and Sale of Assets. Absent instructions from the Manager to the
        ---------------------------
contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may, in accordance with applicable law and the current SEC positions, select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio.

     6. Compensation of the Subadviser. As full compensation for all services
        -----------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.55% of the first $100 million of the Portfolio's average net assets 0.50% of the next $100 million of the Portfolio's average net asset and 0.40% of the next $300 million of the Portfolio's average net assets and 0.45% on assets over $500 million. Average daily net assets will include cash and all payables and receivables including accrued income and accrued expenses.

     Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed upon interval, the forgoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

     7. Non-Exclusivity. The Manager agrees that the services of the Subadviser
        ---------------
are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager. Notwithstanding the forgoing, the Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager's and the Fund's agent and attorney-in-fact.

     8. Liability. Except as may otherwise be provided by the 1940 Act or other
        ---------
federal securities laws, neither the Subadviser nor any of its officers, directors, employees or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties or by reason of reckless disregard by the Subadviser of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     9. Effective Date and Termination. This Agreement shall become effective as
        ------------------------------
of the date of its execution, and

          a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

          d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser; and

     Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

     10. Amendment. This Agreement may be amended at any time by mutual consent
         ---------
of the Manager and the Subadviser, provided that, if required by law ( as may be modified by any exemptions received of the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     11. Certain Definitions. For the purpose of this Agreement, the terms "vote
         -------------------
of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

     12. General.
         -------

          a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date.

          b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     13. Use of Name.
         -----------

          It is understood that the phrase "Loomis Sayles" and any logos associated with that name are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

METLIFE ADVISERS, LLC


By: /s/ Jeffrery L. Bernier
    ------------------------------------
    Jeffrery L. Bernier
    Senior Vice President


LOOMIS, SAYLES & COMPANY, L.P.
By its General Partner, Loomis,
Sayles & Company, Incorporated.


By: /s/ Jean S. Lowenberg
    ------------------------------------
    Jean S. Lowenberg
    Executive Vice President
    General Counsel

                                                             Exhibit 77Q1(e)(iv)

                         METROPOLITAN SERIES FUND, INC.

                             SUB-ADVISORY AGREEMENT
                      (MET/ARTISAN MID CAP VALUE PORTFOLIO)

     This Sub-Advisory Agreement (this "Agreement") is entered into as of May 1, 2009 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager") and Artisan Partners Limited Partnership, a Delaware limited partnership (the "Subadviser").

     WHEREAS, the Manager has entered into an Amended and Restated Advisory Agreement dated May 1, 2009 (the "Advisory Agreement") with METROPOLITAN SERIES FUND, INC. (the "Fund"), pursuant to which the Manager provides portfolio management and administrative services to the Met/Artisan Mid Cap Value Portfolio (formerly, the Harris Oakmark Focused Value Portfolio) of the Fund (the "Portfolio");

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

     WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

     1. Sub-Advisory Services.
        ---------------------

          a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with
     (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Fund's Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of

     1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

          b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program (and based upon the information regarding the Portfolio in its possession), perform quarterly diversification testing under Section 817 (h) of the Code with respect to the Portfolio. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to
     Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments that are directly related to the Portfolio and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

          c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and as amended from time to time and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio. The Subadviser represents that it will notify the Manager of any change in the membership of the Subadviser within a reasonable time after any such change; delivery of the Subadviser's Disclosure Statement consisting of Part II of the Subadviser's Form ADV shall be deemed to satisfy such notice requirement.

          d. In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and its Rules by the Subadviser and its supervised persons. Further, the Subadviser reviews, at least annually, its written policies and procedures and the effectiveness of their implementation.

          e. The Subadviser shall:

               i) Comply with the Manager's written compliance policies and procedures pursuant to Rule 38a-1;

               ii) Provide copies of their annual compliance review report (or a summary of the process and findings) and copies of any third-party compliance audits;

               iii) Notify the Manager promptly of any contact from the SEC or other regulators or Self Regulatory Organization ("SRO") with respect to the Portfolio and the services provided pursuant to this Agreement (such as an examination, inquiry, investigation, institution of a proceeding, etc.); and

               iv) Notify the Manager promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) and actions taken in response.

          f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

          g. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.

          h. Upon the request of the Manager or the Portfolio's pricing agent, the Subadviser shall provide reasonable and good faith fair valuations for any securities in the Portfolio for which the Portfolio's pricing agent has determined current market quotations are not readily available or reliable. In connection with the provision of such securities valuations, the Subadviser shall further provide information concerning the basis upon which the Subadviser's valuation determination was made as may be reasonably requested by the Manager, and all such information shall be provided in a format reasonably acceptable to the Manager. Except as set forth herein, the Subadviser shall not be responsible for determining valuations for the securities and/or other assets of the Portfolio.

          i. The Subadviser shall be responsible for expenses relating to the preparation, filing and mailing of any prospectus supplement or other required regulatory filings or mailings, exclusive of annual updates, required as a result of actions taken by the Subadviser.

     2. Obligations of the Manager.
        -------------------------

          a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder, including, but not limited to, the Manager's compliance policies and procedures.

          b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions and the Manager's compliance policies and procedures.

          c. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester (provided that the Subadviser may retain copies of such books and records to the extent the Subadviser reasonably believes it is required to do so to comply with applicable legal or regulatory requirements) or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     3. Custodian. The assets of the Portfolio shall be maintained in the
        ---------
custody of an eligible custodian (the "Custodian") identified in, and in accordance with the terms and conditions of, a custody agreement (the "Custody Agreement") (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form as required by the Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

     4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     5. Purchase and Sale of Assets. Absent instructions from the Manager to the
        ---------------------------
contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may, in accordance with applicable law and then current SEC positions, select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio.

     6. Compensation of the Subadviser. As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.47% of the first $500 million of the Portfolio's average daily net assets and 0.45% of the next $500 million of the Portfolio's average daily net assets and 0.43% of the excess over $1 billion in average daily net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed upon interval, the forgoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

     7. Non-Exclusivity. The Manager agrees that the services of the Subadviser
        ---------------
are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not impair the ability of the Subadviser to perform its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager. Notwithstanding the forgoing, the Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager's and the Fund's agent and attorney-in-fact. For the avoidance of doubt, the parties agree that the Subadviser shall not be responsible for advising or acting on behalf of the Manager, the Fund or the Portfolio with respect to legal proceedings, including class action lawsuits and bankruptcy proceedings, involving securities purchased or held in the Portfolio.

     8. Liability. Except as may otherwise be provided by the 1940 Act or other
        ---------
federal securities laws, neither the Subadviser nor any of its officers, directors, employees or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties or by reason of reckless disregard by the Subadviser of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     9. Effective Date and Termination. This Agreement shall become effective as
        ------------------------------
of the date of its execution, and

          a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

          d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser; and

     Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

     10. Amendment. This Agreement may be amended at any time by mutual consent
         ---------
of the Manager and the Subadviser, provided that, if required by law ( as may be modified by any exemptions received of the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the

Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     11. Certain Definitions. For the purpose of this Agreement, the terms "vote
         -------------------
of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

     12. General.
         -------

          a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date.

          b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     13. Use of Name.
         -----------

          It is understood and acknowledged by the Manager that the phrase "Artisan" and any logos associated with that name are the valuable property of the Subadviser. The Subadviser hereby authorizes the Manager to use the name "Artisan" in the name of the Portfolio as set forth in the first recital of this Agreement and further authorizes the Manager to use the name "Artisan" and logos associated with the name in connection with marketing materials used by the Manager for the Portfolio. The Manager agrees that the Fund has the right to include such phrase as a part of the name of the Portfolio and use the name "Artisan" and associated logos as described above only so long as this Agreement shall continue. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such phrase and logos without further notice or action on the part of the Subadviser.

     [The remainder of this page is intentionally left blank; the next page is the signature page.]

     IN WITNESS WHEREOF, the Manager and the Subadviser have entered into this Sub-Advisory Agreement as of the date first set forth above.

METLIFE ADVISERS, LLC


By: /s/ Jeffrey L. Bernier
    ------------------------------------
    Jeffrey L. Bernier
    Senior Vice President


ARTISAN PARTNERS LIMITED PARTNERSHIP


By: Artisan Investment Corporation,
its general partner


By: /s/ Janet D. Olsen
    ------------------------------------
    Janet D. Olsen
    Vice President

                                                              Exhibit 77Q1(e)(v)

                         METROPOLITAN SERIES FUND, INC.

                             SUB-ADVISORY AGREEMENT
                   (NEUBERGER BERMAN MID CAP VALUE PORTFOLIO)

This Sub-Advisory Agreement (this "Agreement") is entered into as of May 4, 2009 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager") and Neuberger Berman Management LLC, a New York limited liability company (the "Subadvisor").

     WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2001, (the "Advisory Agreement") with METROPOLITAN SERIES FUND, INC. (the "Fund"), pursuant to which the Manager provides portfolio management and administrative services to the Neuberger Berman Mid Cap Value Portfolio of the Fund (the "Portfolio");

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

     WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

     1. Sub-Advisory Services.
        ---------------------

          (a) The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with
     (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Fund's Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

          (b) The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act.

          (c) The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and as amended from time to time and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio;

          (d) In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

          (e) Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.

          (f) As the delegate of the Directors of the Fund, the Subadviser shall provide Manager with information providing the basis for reasonable and good faith fair valuations for any securities in the Portfolio for which the Subadviser deems current market quotations are either not readily available or not reliable. Subadviser will also provide fair valuation information in response to the reasonable inquiry of the Manager or Manager's delegate.

          (g) The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the prospectus. Application of this provision will not apply where the above-described changes can be implemented through annual updates or revisions otherwise required of the Manager but not prompted solely as a result of actions taken by the Subadviser.

     2. Obligations of the Manager.
        --------------------------

          (a) The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

          (b) The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

          (c) The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     3. Custodian. The assets of the Portfolio shall be maintained in the
        ---------
custody of an eligible custodian (the "Custodian") identified in, and in accordance with the terms and conditions of, a custody agreement (the "Custody Agreement") (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form as required by the Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

     4. Expenses. Except for expenses specifically assumed or agreed to be paid
        --------
by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     5. Purchase and Sale of Assets. Absent instructions from the Manager to the
        ---------------------------
contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may, in accordance with applicable law and the current SEC positions, select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio.

     6. Compensation of the Subadviser. As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.40% for the first $1 billion of the Portfolio's average net assets and 0.35% over $1 billion of the Portfolio's average net assets. Average daily net assets will include cash and all payables and receivables including accrued income and accrued expenses.

     Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed upon interval, the forgoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

     7. Non-Exclusivity. The Manager agrees that the services of the Subadviser
        ---------------
are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager. Notwithstanding the forgoing, the Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager's and the Fund's agent and attorney-in-fact.

     8. Liability. Except as may otherwise be provided by the 1940 Act or other
        ---------
federal securities laws, neither the Subadviser nor any of its officers, directors, employees or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties or by reason of reckless disregard by the Subadviser of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     9. Indemnification. The Manager agrees to indemnify and hold harmless the
        ---------------
Subadviser, its officers and directors, and any person who "controls" the Subadviser, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadviser resulting from (i) the Manager's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Manager's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadviser or any affiliated person of the Subadviser, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Fund's registration statement.

     In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     The Subadviser agrees to indemnify and hold harmless the Manager, its officers and directors, and any person who "controls" the Manager, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Manager resulting from (i) the Subadviser's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadviser or any of its officers, directors or employees in the performance of the Subadviser's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Fund or any affiliated person of the Manager or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions with respect to the Assets of the Fund according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

     In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     10. Effective Date and Termination. This Agreement shall become effective
         ------------------------------
as of the date of its execution, and

     (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

     (b) this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

     (c) this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

     (d) this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser; and

     Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

     11. Amendment. This Agreement may be amended at any time by mutual consent
         ---------
of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received of the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. Certain Definitions. For the purpose of this Agreement, the terms "vote
         -------------------
of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

     13. General.
         -------

     (a) The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date.

     (b) If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     (c) This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     14. Use of Name.
         -----------

          It is understood that the phrase "Neuberger Berman" and any logos associated with that name are the valuable property of the Subadviser. The Fund or Manager shall furnish, or shall cause to be furnished, to the Subadviser or its designee, each piece of sales literature or other promotional material in which the Subadviser is named, at least ten (10) business days prior to its use. The Subadviser shall be permitted to review and approve the material in written or electronic form prior to such printing, with such approval not to be unreasonably withheld. Upon termination of this Agreement, the Fund shall forthwith cease to use such phrases and logos.

     15. Confidentiality
         ---------------

          Subject to the duty of the Manager or Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Fund or such persons as the Manager may designate in connection with the Fund.


METLIFE ADVISERS, LLC                    NEUBERGER BERMAN MANAGEMENT LLC


By: /s/ Alan C. Leland Jr.               By: /s/ Robert Conti
    -----------------------------------      -----------------------------------
    Alan C. Leland Jr.                       Robert Conti
    Chief Financial Officer &                President
    Treasurer